Exhibit 99.2


                                                     Deutsche Bank Logo Omitted
                                                      Deutsche Bank AG New York
                                                                 60 Wall Street
                                                             New York, NY 10005
                                                        Telephone: 212-250-9425
                                                        Facsimile: 212-797-0779


Date:               February 9, 2007

To:                 COUNTRYWIDE HOME LOANS, INC. ("Party B")

Attn:               Documentation Unit

Fax No:             818-225-4001

From:               DEUTSCHE BANK AG, NEW YORK BRANCH ("Party A")

Our Reference:      Global No. N563177N


The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Party A and Party B.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of July 18, 1996, between Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Trust 2007-1, dated as of January 1, 2007 among CWABS, Inc. as depositor, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, and The Bank of New York Trust Company, N.A., as co-trustee (the "Pooling and Servicing Agreement"). Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.


Chairman of the Supervisory Board:  Clemens Borsig
Management Board:  Josef Ackermann (Chairman), Hugo Banziger,
Tessen von Heydebreck, Anthony Di lorio, Hermann-Josef Lamberti


N563177N

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


    General Terms
    -------------
        Trade Date:                     January 26, 2007

        Effective Date:                 February 9, 2007

        Termination Date:               January 25, 2013

                                        For purposes of the final Calculation
                                        Period on the Floating Amounts,
                                        Termination Date will be subject to
                                        adjustment in accordance with the
                                        Following Business Day Convention, and
                                        for purposes of the final Calculation
                                        Period on the Fixed Amounts,
                                        Termination Date will be subject to No
                                        Adjustment.

        Notional Amount:                With respect to each Calculation
                                        Period, the lesser of (i) the Notional
                                        Amount as set forth in Appendix A
                                        attached hereto and (ii) the aggregate
                                        Principal Balance of the Reference
                                        Assets on or about the 15th calendar
                                        day of each month, commencing in the
                                        month of February 2007.

        Reference Assets:               CWABS, Inc. Asset-Backed Certificates,
                                        Series 2007-1, Class 1-A (Cusip:
                                        23245CAA8), Class 2-A-1 (Cusip:
                                        23245CAB6), Class 2-A-2 (Cusip:
                                        23245CAC4), Class 2-A-3 (Cusip:
                                        23245CAD2), Class 2-A-4 (Cusip:
                                        23245CAE0), Class M-1 (Cusip:
                                        23245CAF7), Class M-2 (Cusip:
                                        23245CAG5), Class M-3 (Cusip:
                                        23245CAH3), Class M-4 (Cusip:
                                        23245CAJ9), Class M-5 (Cusip:
                                        23245CAK6), Class M-6 (Cusip:
                                        23245CAL4), Class M-7 (Cusip:
                                        23245CAM2), Class M-8 (Cusip:
                                        23245CAN0), Class M-9 (Cusip:
                                        23245CAP5) and Class B (Cusip:
                                        23245CAT7).




        Principal Balance:              As reported on Bloomberg Financial
                                        Services, Inc. ("Bloomberg"): by
                                        entering the Cusip, <Mtge>, type
                                        "pdi4", <Go>. If Bloomberg fails to
                                        publish the aggregate Principal
                                        Balance of the Reference Assets or the
                                        parties fail to agree on the aggregate
                                        Principal Balance of the Reference
                                        Assets for any Calculation Period, the
                                        aggregate Principal Balance of the
                                        Reference Assets shall be determined
                                        by the Calculation Agent pursuant to
                                        the Pooling and Servicing Agreement.

        Business Days:                  New York


    Floating Amounts
    ----------------
        Floating Amount Payer:          Party A

        Floating Amount Payer Period
        End Dates:                      The 25th calendar day of each month,
                                        from and including February 25, 2007
                                        to and including the Termination Date,
                                        subject to adjustment in accordance
                                        with the Following Business Day
                                        Convention.

        Floating Amount Payer
        Payment Dates:                  One (1) Business Day prior to each
                                        Floating Amount Payer Period End Date.

        Floating Rate Option:           USD-LIBOR-BBA

        Designated Maturity:            1 month

        Spread:                         Inapplicable

        Floating Rate Day
        Count Fraction:                 Actual/360

        Reset Dates:                    The first day of each Calculation Period

    Fixed Amounts
    -------------
        Fixed Amount Payer:             Party B

        Fixed Amount Payer Period
        End Dates:                      The 25th calendar day of each month,
                                        from and including February 25, 2007
                                        to and including the Termination Date,
                                        with No Adjustment of Period End
                                        Dates.

        Fixed Amount Payer
        Payment Dates:                  The 25th calendar day of each month,
                                        from and including February 25, 2007
                                        to and including the Termination Date,
                                        subject to adjustment in accordance
                                        with the Following Business Day
                                        Convention.

        Fixed Rate:                     5.28% per annum

        Fixed Rate Day Count Fraction:  30/360


        Additional Payment:             Party B shall pay Party A the sum of
                                        USD 1,650,000 on the Effective Date
                                        subject to adjustment in accordance
                                        with the Following Business Day
                                        Convention.


    Other Provisions
    ----------------

        Netting: With respect to each Calculation Period, if a Net Payment Amount for such Calculation Period is owed by Party A, then such Net Payment Amount shall be paid by Party A to Party B on the Floating Amount Payer Payment Date, and if a Net Payment Amount for such Calculation Period is owed by Party B, then such Net Payment Amount shall be paid by Party B to Party A on the Fixed Amount Payer Payment Date.


                                        Where,


                                        Net Payment Amount shall mean, for a
                                        Calculation Period, the excess of the
                                        larger aggregate amount payable and
                                        currently owed by one party over the
                                        smaller aggregate amount payable and
                                        currently owed by the other party.

    Procedural Terms
    ----------------

        Account Details:

          Account Details of Party A:   Deutsche Bank Trust Company Americas,
                                        New York Acct# 01 473 969
                                        Swift Code: BKTRUS33
                                        Favor of: Deutsche Bank AG, New York

          Account Details of Party B:   As per Party B's standard settlement
                                        instructions.

        Assignment:                     Party A will not unreasonably withhold
                                        or delay its consent to an assignment
                                        of this Transaction to any other third
                                        party.

This agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of                        For and on behalf of
COUNTRYWIDE HOME LOANS, INC. BRANCH         DEUTSCHE BANK AG, NEW YORK




/s/ Michael J. Smith                        /s/ John Farrell
---------------------------------           -----------------------------------
Name: Michael J. Smith                      Name:  John Farrell
Title: Managing Director at                 Title: Vice President
       Portfolio Management
Date:  February 9, 2007                     Date:  February 9, 2007





/s/ Matthew Hoff
---------------------------------
Name:  Matthew Hoff
Title: Assistant Vice President
Date:  February 9, 2007

                                  Appendix A

 Calculation Periods up to but excluding the          Notional Amount (in USD):
 Payment Date scheduled to occur:

 February 25, 2007                                       1,965,000,000
 March 25, 2007                                          1,953,360,467
 April 25, 2007                                          1,939,500,116
 May 25, 2007                                            1,923,351,132
 June 25, 2007                                           1,907,135,605
 July 25, 2007                                           1,889,450,991
 August 25, 2007                                         1,869,483,336
 September 25, 2007                                      1,847,672,920
 October 25, 2007                                        1,823,747,246
 November 25, 2007                                       1,797,760,177
 December 25, 2007                                       1,769,773,900
 January 25, 2008                                        1,740,133,549
 February 25, 2008                                       1,524,887,266
 March 25, 2008                                          1,494,499,875
 April 25, 2008                                          1,464,039,826
 May 25, 2008                                            1,433,966,855
 June 25, 2008                                           1,403,155,614
 July 25, 2008                                           1,371,662,570
 August 25, 2008                                         1,322,273,080
 September 25, 2008                                      1,290,621,260
 October 25, 2008                                        1,259,601,763
 November 25, 2008                                       1,229,203,119
 December 25, 2008                                       1,200,655,788
 January 25, 2009                                        1,173,305,792
 February 25, 2009                                         939,679,852
 March 25, 2009                                            917,036,059
 April 25, 2009                                            894,938,820
 May 25, 2009                                              873,371,020
 June 25, 2009                                             853,997,748
 July 25, 2009                                             835,127,178
 August 25, 2009                                           785,514,806

                                  Appendix A

 Calculation Periods up to but excluding the          Notional Amount (in USD):
 Payment Date scheduled to occur:

 September 25, 2009                                        766,342,944
 October 25, 2009                                          747,622,810
 November 25, 2009                                         729,333,133
 December 25, 2009                                         711,471,155
 January 25, 2010                                          694,019,288
 February 25, 2010                                         311,733,961
 March 25, 2010                                            307,626,670
 April 25, 2010                                            302,914,409
 May 25, 2010                                              298,539,025
 June 25, 2010                                             294,283,449
 July 25, 2010                                             290,302,383
 August 25, 2010                                           286,288,988
 September 25, 2010                                        282,417,865
 October 25, 2010                                          278,846,013
 November 25, 2010                                         275,064,565
 December 25, 2010                                         271,574,649
 January 25, 2011                                          267,790,366
 February 25, 2011                                         264,719,235
 March 25, 2011                                            261,710,579
 April 25, 2011                                            258,170,195
 May 25, 2011                                              254,791,181
 June 25, 2011                                             251,419,452
 July 25, 2011                                             248,202,064
 August 25, 2011                                           244,993,198
 September 25, 2011                                        241,946,830
 October 25, 2011                                          239,185,388
 November 25, 2011                                         236,314,575
 December 25, 2011                                         233,707,122
 January 25, 2012                                          230,669,984
 February 25, 2012                                         227,029,635
 March 25, 2012                                            223,732,473
 April 25, 2012                                            220,111,284

                                  Appendix A

 Calculation Periods up to but excluding the          Notional Amount (in USD):
 Payment Date scheduled to occur:

 May 25, 2012                                              216,897,199
 June 25, 2012                                             213,919,667
 July 25, 2012                                             210,757,638
 August 25, 2012                                           207,750,540
 September 25, 2012                                        205,007,424
 October 25, 2012                                          202,472,317
 November 25, 2012                                         199,791,288
 December 25, 2012                                         197,313,234
 January 25, 2013                                          194,635,392